Sparrow Growth Fund

Class A

Class C

Prospectus

Supplement to Prospectus dated December 20, 2005

The Fund has added the following to pages 10-11 of the Prospectus:

Purchases Without a Sales Charge (Class A Shares Only)

The persons described below may purchase and redeem Class A shares of the Fund without paying a sales charge. In order to purchase Class A shares without paying a sales charge, you must notify the Fund’s transfer agent as to which conditions apply.

  •   Clients solicited by employees of the Fund's adviser and who were not otherwise introduced to the Fund or the adviser by a financial intermediary within one year of the purchase.

This Supplement, and the Prospectus dated December 20, 2005, provide information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information of the Fund dated December 20, 2005, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-328-1168.

This Supplement is dated March 16, 2006